                            JOINT FILING AGREEMENT

     We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is filed on behalf of each of us.

Dated: June 5, 1997                     T. J. BERTHEL INVESTMENT, L. P.
                                        By: T. J. BERTHEL ENTERPRISES, INC.
                                           General Partner

                                        By:
                                           ---------------------------------
                                           THOMAS J. BERTHEL, President


                                        BERTHEL FISHER & COMPANY FINANCIAL
                                        SERVICES, INC.


                                        By:
                                           ---------------------------------
                                           THOMAS J. BERTHEL, Chief Executive
                                           Officer


                                        BERTHEL FISHER & COMPANY LEASING, INC.


                                        By:
                                           ---------------------------------
                                           THOMAS J. BERTHEL, President


                                        BERTHEL FISHER & COMPANY
                                        INVESTMENTS, INC.


                                        By:
                                           ---------------------------------
                                           THOMAS J. BERTHEL, Chief Executive
                                           Officer


                                        BERTHEL FISHER & COMPANY


                                        By:
                                           ---------------------------------
                                           THOMAS J. BERTHEL, President

                                           ---------------------------------
                                           THOMAS J. BERTHEL


                                        T. J. BERTHEL ENTERPRISES, INC.

                                        By:
                                           ---------------------------------
                                           THOMAS J. BERTHEL, President


                                        ------------------------------------
                                        DEANNA BERTHEL


                                        ------------------------------------
                                        DEANNA BERTHEL, as Custodian for
                                        Paige Berthel


                                        ------------------------------------
                                        DEANNA BERTHEL, as Custodian for
                                        Brandon Berthel


                             Page 14 of 19 Pages